================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 27, 2995

                               RADYNE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-11685                11-2569467
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)

           3138 E. Elwood Street, Phoenix AZ                      85034
        ----------------------------------------                ----------
        (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 602-437-9620


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01    REGULATION FD DISCLOSURE

             On December 27, 2005, Radyne Corp issued a press release. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits

      99.1   Press release dated December 27, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  RADYNE CORPORATION

                                                  By:  /s/ Malcolm C. Persen
                                                       -------------------------
                                                       Malcolm C. Persen
                                                       Vice President and CFO

Date December 27, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -------------------------------------------
99.1         Press release dated as of December 27, 2005